                                                                    Exhibit 23.2
                                                                          1 of 3



                              Accountants' Consent


To the Board of Directors and Shareholders
United States Filter Corporation:

We consent to incorporation by reference in the Registration Statement on Form S-3 of United States Filter Corporation of our report dated June 1, 1995, relating to the consolidated balance sheets of United States Filter Corporation as of March 31, 1994 and 1995, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended March 31, 1995 and to the reference of our firm under the heading "Independent Certified Public Accountants" in the prospectus.


KPMG PEAT MARWICK LLP



Orange County, California
October 6, 1995

                                                                    Exhibit 23.2
                                                                          2 of 3



                              Accountants' Consent


To the Board of Directors and Shareholders
United States Filter Corporation:

We consent to incorporation by reference in the Registration Statement on Form S-3 of United States Filter Corporation of our report dated August 11, 1995, relating to the consolidated balance sheet of Polymetrics, Inc. and subsidiaries as of December 31, 1994, and the related consolidated statements of operations, stockholder's equity and cash flows for the year then ended and to the reference of our firm under the heading "Independent Certified Public Accountants" in the prospectus.


KPMG PEAT MARWICK LLP



San Francisco, California
October 6, 1995

                                                                    Exhibit 23.2
                                                                          3 of 3



                              Accountants' Consent


To the Board of Directors and Shareholders
United States Filter Corporation:

We consent to incorporation by reference in the Registration Statement on Form S-3 of United States Filter Corporation of our report dated September 29, 1995, relating to the statements of assets acquired and liabilities assumed of Arrowhead Industrial Water Inc. as of December 31, 1994 and 1993 and the related statements of revenues and expenses for the years then ended and of our report dated June 29, 1995 relating to the combined balance sheet of Continental
H\2\O Services, Inc. and Evansville Water Corporation d/b/a Interlake Water Systems as of December 31, 1994 and the related combined statements of operations, stockholders' equity and cash flows for the year then ended and to the reference of our firm under the heading "Independent Certified Public Accountants" in the prospectus.


KPMG PEAT MARWICK LLP



Chicago, Illinois
October 6, 1995